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Section:
Block:
Lots:
County: San Antonio

                                                 Date:    As of October 12, 2000

             SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

                                 by and between

                      CORPORATE REALTY INCOME FUND I, L.P.

                                   ("Trustor")

                               having an office at
                                475 Fifth Avenue
                                   21st Floor
                            New York, New York 10017

                                       and

                          FLEET NATIONAL BANK, AS AGENT

                         having its principal office at
                           1133 Avenue of the Americas
                            New York, New York 10036

                                 ("Beneficiary")


         This instrument prepared by, and after recording please return to:

                                 Loeb & Loeb LLP
                                 345 Park Avenue
                          New York, New York 10154-0037
                       Attention: Kenneth D. Freeman, Esq.

             SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING dated as of October 12, 2000 (as the same may be amended or otherwise modified from time to time, this "Amendment") by and between CORPORATE REALTY INCOME FUND I, L.P., a Delaware limited partnership (the "Trustor"), having an office at 475 Fifth Avenue, 21st Floor, New York, New York 10017 and FLEET NATIONAL BANK, a national banking association and successor to FLEET BANK, NATIONAL ASSOCIATION (the "Beneficiary"), as Agent, having an office at 1133 Avenue of the Americas, New York, New York 10036.

                                   WITNESSETH

                  WHEREAS, the Trustor executed and delivered to JAMES E. MIRMAN (the "Trustee"), for the benefit of the Beneficiary, that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing dated as of March 17, 1997 (as heretofore amended and as the same may further be amended or otherwise modified from time to time, the "Trust Deed") covering all of the Trustor's estate in and to all that tract or parcel of land situate, lying and being in the County of Bexar, State of Texas, and more particularly described in Exhibit A annexed to and made a part of this Amendment;

                 WHEREAS, the Trust Deed was recorded in Volume 7035, Page 900, Real Property Records of Bexar County, Texas;

                  WHEREAS, the Trustor and Fleet Bank, National Association, as Lender, are also parties to a Loan Agreement dated as of September 26, 1996 (as amended by that certain First Amendment of Loan Agreement and Note dated December 6, 1996, that Second Amendment of Loan Agreement dated March 17, 1997 and as the same may further be amended or otherwise modified from time to time, the "Loan Agreement") and, pursuant to the Loan Agreement, the lenders thereunder agreed to lend up to $44,000,000 to the Trustor, and, to evidence such loans, the Trustor executed and delivered to the Beneficiary the Note;

                  WHEREAS, payment of the indebtedness of the Trustor evidenced by the Note is secured by, among other collateral, the Trust Deed;

                  WHEREAS, the Trustor, as Borrower, and Fleet Bank, National Association and other parties, as Lenders, entered into a Third Amendment to the Loan Agreement and Note dated as of September 25, 1998 (as the same may be amended or otherwise modified from time to time, the "Third Amendment") for the purpose, among others, of increasing the principal amount of the Note from $44,000,000 to $49,000,000, and as a condition precedent to the effectiveness of the Third Amendment, such parties entered into a First Amendment to the Trust Deed, amending the Trust Deed and reconfirming the provisions thereof;

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                  WHEREAS, the Trustor and the Beneficiary (in its capacity as agent and as sole lender) are simultaneously entering into an Amended and Restated Loan Agreement (as the same may be amended or otherwise modified from time to time, the "Amended Loan Agreement") and an Amended and Restated Secured Promissory Note (as the same may be amended or otherwise modified from time to time, the "Amended Note") for the purpose, among others, of decreasing the principal amount of the Note from $49,000,000 to $25,000,000; and

                  WHEREAS, it is a condition precedent to the effectiveness of the Amended Loan Agreement and the Amended Note that each of the parties hereto shall have executed and delivered this Amendment, thereby amending the Trust Deed and each of the parties hereto is willing to do so.

                  NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

                  1. All capitalized terms used herein without definition and which are defined in the Trust Deed are used herein with the meanings assigned to such terms in the Trust Deed.

                  2. The description in the Trust Deed to the Note being in the principal amount of $44,000,000, as subsequently amended by the First Amendment to the Trust Deed so that all of such references became references to a Note in the principal amount of $49,000,000, are hereby further amended so that all of such references shall be to a Note in the principal amount of $25,000,000.

                  3. All references in the Trust Deed to the Note shall hereafter be deemed to be references to the Amended Note and all references in the Trust Deed to the Loan Agreement shall hereafter be deemed to be references to the Amended and Restated Loan Agreement.

                  4. The term "Peg Rate" in the Trust Deed is hereby changed to "Prime Rate" and shall have the meaning assigned to such term in the Amended Note.

                  5. The definition of "Permitted Encumbrances" in the Trust Deed is hereby amended to mean each of the exceptions to coverage set forth in Schedule B of that certain Preliminary Title Report dated October ___, 2000 issued by First American Title Insurance Company to and accepted by the Beneficiary with respect to the Premises and such other items as the Beneficiary in its sole discretion, may approve in writing.

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                  6. In Section 2.5.6 and Section 4.2.2 of the Trust Deed, the
references to a Debt Service Coverage Ratio of not less than 1.4:1.0 are hereby amended so that such references shall be to a Debt Service Coverage Ratio of not less than 1.5:1.0.

                  7. The granting clauses of the Trust Deed are hereby restated in their entirety and incorporated herein and the Trustor hereby ratifies and restates such granting clauses as incorporated herein.

                  8. The Trust Deed, as modified by this Amendment, and all covenants of the Trustor made in the Trust Deed are hereby ratified and confirmed by the Trustor in all respects, and the Trust Deed, as so modified, shall continue in full force and effect in accordance with its terms.

                  IN WITNESS WHEREOF, each of the parties has caused these presents to be signed and attested, all as of the day and year first above written.


ATTEST:                                     CORPORATE REALTY INCOME FUND I, L.P.

                                            By:
-----------------------------                  --------------------------------
                                               Robert F. Gossett, Jr.
                                               General Partner


                                            By: 1345 Realty Corporation
                                                General Partner


                                            By:
                                               --------------------------------
                                               Robert F. Gossett, Jr., President


ATTEST:                                     FLEET NATIONAL BANK, AS AGENT


                                            By:
-----------------------------                  ---------------------------------
                                               Name:    James E. Mirman
                                               Title:   Senior Vice President

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STATE OF NEW YORK          )

                           )       ss.:

COUNTY OF NEW YORK         )


         On the ____ day of October in the year 2000 before me, the undersigned, personally appeared Robert F. Gossett, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



---------------------------------
Signature and Office of individual
taking acknowledgment



STATE OF NEW YORK          )

                           )       ss.:

COUNTY OF NEW YORK         )


         On the ____ day of October in the year 2000 before me, the undersigned, personally appeared James E. Mirman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.



---------------------------------
Signature and Office of individual
taking acknowledgment


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